Exhibit 10.4
NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES; PROVIDED THAT IF ANY SECURITIES ARE PLEDGED AND THE PLEDGEE TAKES POSSESSION OF SUCH SECURITIES, SUCH PLEDGEE MUST AGREE TO BE SUBJECT TO THE SAME RESTRICTIONS THE PLEDGOR WAS SUBJECT TO WITH RESPECT TO SUCH SECURITIES.
COMMON STOCK PURCHASE WARRANT
LAZYDAYS HOLDINGS, INC.
Warrant Shares: 400,000    Initial Issue Date: May 15, 2024
THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, Blackwell Partners LLC – Series A., a Delaware limited liability company, or its assigns (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date set forth above (the “Initial Issue Date”) and on or prior to 5:00 p.m. (New York City time) on May 15, 2034 (the “Expiration Date”), to subscribe for and purchase from Lazydays Holdings, Inc., a Delaware corporation (the “Company”), up to 400,000 shares (as subject to adjustment hereunder, the “Warrant Shares”) of common stock of the Company, par value $0.0001 (“Common Stock”). The purchase price of each share of Common Stock under this Warrant shall be equal to the Warrant Price, as defined in Section 2.1.
1. Warrant.
1.1Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.
1.2Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company may deem and treat the person in whose name such Warrant is registered in the Warrant Register as the absolute owner of such Warrant and of each Warrant represented thereby, for the purpose of any exercise thereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
2. Terms and Exercise of Warrant.
2.1Warrant Price. This Warrant shall entitle the Holder hereof to purchase from the Company the number of shares of Common Stock stated herein, at the price of $5.25 per share, subject to the adjustments provided in Section 3 hereof. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time this Warrant is exercised.
2.2Duration of Warrant. This Warrant may be exercised only during the period (the “Exercise Period”) commencing on the Initial Issue Date and terminating at 5:00 p.m., New York City time on the Expiration Date. If this Warrant is not exercised on or before the Expiration Date it shall become void, and all rights hereunder shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Date.

2.3Exercise of Warrant.
2.3.1Payment. Subject to the provisions of this Warrant, this Warrant may be exercised by the Holder hereof, in whole or in part, by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or email attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”), and by paying in full the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant or the exchange of this Warrant for the shares of Common Stock and the issuance of such Common Stock, as follows:
(a) in lawful money of the United States via wire transfer of immediately available funds, in good certified check or good bank draft payable to the order of the Company; or
(b) by surrendering this Warrant for that number of shares of Common Stock equal to (x) the product of the number of shares of Common Stock for which this Warrant is being exercised, multiplied by the difference between the Warrant Price and the Fair Market Value, as defined in this Section 2.3.1(b), divided by (y) the Fair Market Value. Solely for the purposes of this Section 2.3.1(b), the term “Fair Market Value” means (A) the volume weighted average price of the Common Stock as reported during the ten (10) Trading Day period ending on the third Trading Day prior to the date on which notice of exercise of this Warrant is sent to the Company or (B), if the Common Stock is not then listed or quoted on Nasdaq or any other United States securities exchange or public market, the fair market value of the Common Stock as determined in good faith by the independent directors on the Board of Directors of the Company. The term “Trading Day” as used in this Warrant shall mean any day on which the Common Stock is traded for any period on Nasdaq, or on the principal United States securities exchange or public market on which the Common Stock is then being traded. “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
2.3.2Issuance of Shares of Common Stock on Exercise. Within the earlier of (i) two Trading Days and (ii) the number of Trading Days comprising the standard settlement period for equity trades effected by U.S. broker-dealers after the exercise of this Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to Section 2.3.1(a)) (such period, the “Delivery Period”), the Company shall issue to the Holder of this Warrant a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if this Warrant shall not have been exercised in full, a new countersigned Warrant for the number of shares as to which this Warrant shall not have been exercised. Subject to Section 3.8 of this Agreement, the Holder of this Warrant may exercise this Warrant only for a whole number of shares of Common Stock. In no event will the Company be required to net cash settle the Warrant exercise. If, by reason of any exercise of warrants on a “cashless basis” in accordance with Section 2.3.1(b), the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share of Common Stock, the Company shall round down to the nearest whole number, the number of shares of Common Stock to be issued to the Holder.
2.3.3Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant shall be validly issued, fully paid and nonassessable.
2.3.4Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the share transfer books are open.
2.3.5Buy-In. In addition to any other rights or remedies available to the Holder hereunder or otherwise at law or in equity, if the Company fails to cause Continental Stock Transfer & Trust Company or any other duly appointed transfer agent of the Company from time to time (the “Transfer Agent”) to deliver to the Holder the Warrant Shares in accordance with Section 2.3.2, and if after such Delivery Period the Holder is required to purchase (in an open market transaction or otherwise) and purchases shares of Common Stock to deliver in satisfaction of a sale made in good faith by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored and refund the Warrant Price therefor, to the extent paid by Holder to the Company, or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise to cover the sale of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Without duplication of the Buy-In remedy described in this Section 2.3.5, nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the shares of Common Stock upon Exercise of the Warrant as required pursuant to the terms hereof.
3. Adjustments.
3.1Stock Dividends and Splits.
3.1.1Split-Ups. If, at any time while this Warrant is outstanding and unexpired, and subject to the provisions of Section 3.8 below, the number of outstanding shares of Common Stock is increased by a stock dividend or other distribution payable in shares of Common Stock, or by a split-up, stock split or other reclassification of shares of Common Stock, or other similar event, other than the Series A Dividends defined below, then, on the effective date of such stock dividend, distribution, split-up, stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock.
3.1.2Rights Offering. If the Company, at any time while this Warrant is outstanding and unexpired, shall undertake a rights offering to holders of the Common Stock entitling such holders to purchase shares of Common Stock at a price less than the “Fair Market Value” (as defined in this Section 3.1.2), other than as described in Section 3.4 below (any such non-excluded event being referred to as a “Rights Offering”), such Rights Offering shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such Rights Offering (or issuable under any other equity securities sold in such Rights Offering that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such Rights Offering divided by (y) the Fair Market Value. The number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such deemed increase in the outstanding shares of Common Stock and the Warrant Price shall be adjusted (to the nearest cent) by multiplying the Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. For purposes of this Section 3.1.2, (i) if the Rights Offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the five (5) Trading Day period ending on, and including, the second Trading Day immediately preceding the record date used to determine which holders of Common Stock will receive such rights.

3.1.3Extraordinary Dividends. If the Company, at any time while this Warrant is outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which this Warrant is convertible), other than as described in Section 3.1.1 or 3.1.2 above or the Series A Dividends as defined below (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and the fair market value (as determined by the disinterested members of the Board of Directors of the Company, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend.
3.2Aggregation of Shares. If, at any time while this Warrant is outstanding and unexpired, and subject to the provisions of Section 3.8 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.
3.3Adjustments in Warrant Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted as provided in Section 3.1.1 or Section 3.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
3.4Adjustment Upon Issuance of Shares of Common Stock. If, at any time while this Warrant is outstanding and unexpired, the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 3 is deemed to have granted, issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Warrant Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (such Warrant Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Warrant Price then in effect shall be reduced to an amount equal to the New Issuance Price. The term “Excluded Securities” shall mean (i) shares of Common Stock and/or restricted stock, restricted stock units, options, warrants or other Common Stock purchase rights or other equity compensation and the Common Stock issued pursuant to such restricted stock, restricted stock units, options, warrants or other rights issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase, stock option plans, stock incentive plans, or other arrangements that are approved by the Board of Directors of the Company; (ii) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities that are outstanding as of the Initial Issue Date, including this Warrant or any other similar warrants outstanding on the Initial Issue Date, provided that the conversion or exercise price of any such Options or Convertible Securities is not lowered, none of such Options or Convertible Securities are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Options or Convertible Securities are otherwise changed in any manner that adversely affects the Holder (other than in connection with any stock split or combination); (iii) as to the Series A Convertible Preferred Stock of the Company, dividends payable pursuant to Section 3 of the Company’s Certificate of Designations of Series A Convertible Preferred Stock, as may be amended from time to time (such dividend in (b), the “Series A Dividends”); and (iv) securities issued pursuant to acquisitions or strategic transactions, or a series of transactions, approved by a majority of the disinterested directors of the Company, provided that such securities shall not in the aggregate represent more than 10% of the total voting power of all voting securities of the Company and, provided, further, such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 90 day period following the Initial Issue Date, and provided that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, in each case as determined in good faith by the Board of Directors of the Company. For the avoidance of doubt, Excluded Securities shall not include securities issued in a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. For all purposes of the foregoing (including, without limitation, determining the adjusted Warrant Price and the New Issuance Price under this Section 3.4), the following shall be applicable:
3.4.1Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities, as defined in Section 3.4.2, in each case other than Excluded Securities (such non-excluded rights, warrants or options, “Options”), and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3.4.1, the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the sum of the lowest amounts of consideration (if any) received or receivable (in each case, assuming all possible market conditions) by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other person) upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other person). Except as contemplated below, no further adjustment of the Warrant Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.
3.4.2Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock, in each case other than Excluded Securities (such non-excluded stock or other security, “Convertible Securities”), and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale (or the time of execution of such agreement to issue or sell, as applicable) of such Convertible Securities for such price per share. For the purposes of this Section 3.4.2, the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the sum of the lowest amounts of consideration (if any) received or receivable (in each case, assuming all possible market conditions) by the Company with respect to one share of Common Stock upon the issuance or sale (or pursuant to the agreement to issue or sell, as applicable) of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other person) upon the issuance or sale (or the agreement to issue or sell, as applicable) of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other person). Except as contemplated below, no further adjustment of the Warrant Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 3.4, except as contemplated below, no further adjustment of the Warrant Price shall be made by reason of such issuance or sale.
3.4.3Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Sections 3.1 and 3.2), the Warrant Price in effect at the time of such increase or decrease shall be adjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3.4.3, if the terms of any Option or Convertible Security (including, without limitation, any Option or Convertible Security that was outstanding as of the Initial Issue Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3.4 shall be made if such adjustment would result in an increase of the Warrant Price then in effect.
3.4.4Calculation of Consideration Received. If any Option, Convertible Security or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, in each case other than Excluded Securities (such non-excluded security, as determined by the Holder, the “Primary Security”, and such non-excluded Option, Convertible Security or Adjustment Right together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be the lower of (x) the purchase price of such Unit, (y) if such Primary Security is an Option or Convertible Security, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with Sections 3.4.1 or 3.4.2 above and (z) the lowest volume weighted average price of the shares of Common Stock on any Trading Day during the five (5) Trading Day period (the “Adjustment Period”) immediately following the public announcement of such Dilutive Issuance (for the avoidance of doubt, if such public announcement is released prior to the opening of Nasdaq on a Trading Day, such Trading Day shall be the first Trading Day in the Adjustment Period and if this Warrant is exercised on any given date during any such Adjustment Period, solely with respect to such portion of this Warrant exercised on such date, the applicable Adjustment Period shall be deemed to have ended on, and included, the Trading Day immediately prior to such date of exercise). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company in respect of such securities will be the volume weighted average price of such security as reported during the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by a majority of the disinterested directors of the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. For purposes of this Section 3.4.4, “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with this Section 3) of shares of Common Stock that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).
3.4.5Record Date. If the Company sets a record date for purposes of determining the holders of shares of Common Stock entitled (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).
3.5Number of Warrant Shares. Simultaneously with any adjustment of the Warrant Price pursuant to Section 3.4, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased (and in no event decreased) to a number of Warrant Shares equal to: (i) the product of (A) the Warrant Price in effect immediately prior to any such adjustment multiplied by (B) the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such adjustment; divided by (ii) the Warrant Price resulting from such adjustment before giving effect to the Warrant Floor Price, as defined below.
3.6Replacement of Securities upon Reorganization, Etc.
3.6.1Fundamental Transaction. Unless the Holder has made an election under Section 3.6.3 with respect to the Fundamental Transaction (as defined herein), then in the case of (a) any reclassification or reorganization of the outstanding shares of Common Stock (other than a change solely under Section 3.1 or Section 3.2 hereof or that solely affects the par value of such shares of Common Stock or any internal reorganization), (b) any (i) merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock) or (ii) merger or consolidation of the Company or any subsidiary of the Company with or into another corporation (other than any internal reorganization), in which stockholders of the Company immediately prior to such transaction own or receive less than a majority of the outstanding stock of the surviving entity, (c) any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety, or (d) any tender, exchange or redemption offer made to and accepted by the holders of the Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares or more than 50% of the voting power of the Common Stock (each of (a)-(d), a “Fundamental Transaction”), then the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant (including payment in accordance with Section 2.3.1(a) or Section 2.3.1(b)) and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, for each share of Common Stock which may be purchased upon exercise of this Warrant at the effective time and closing of the Fundamental Transaction, the kind and amount of shares of stock or other securities or property (including cash) receivable in respect of each share of Common Stock upon such Fundamental Transaction (the “Alternate Consideration”); provided, however, that (i) if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon a Fundamental Transaction, then the kind and amount of securities, cash or other assets constituting the Alternate Consideration for which this Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such Fundamental Transaction that affirmatively make such election, and (ii) in the event of a Fundamental Transaction under clause (d) above, the Holder of this Warrant shall be entitled to receive as the Alternate Consideration, the highest amount of cash, securities or other property to which the Holder would actually have been entitled as a stockholder if the Holder had exercised this Warrant in full prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 3; provided, however, that no payment or delivery of other consideration under this Section 3.6.1 shall be due to the Holder unless and until the Holder waives its right to make a 3.6.3 Election or the 3.6.3 Election Period has expired. The Company shall cause any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation to assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant.
3.6.2Warrant Price Adjustment. In the event (a) any Fundamental Transaction occurs, (b) any person (other than the Holder and its affiliates, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which any such person is a part, and together with any affiliate or associate of any such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part), becomes the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, of securities of the Company entitling such person or group to exercise 20% or more of the total voting power of all voting securities of the Company, or (c) in connection with any purchase, merger or other acquisition transaction or series of transactions, the Company issues securities which entitle the recipients thereof, in the aggregate, to exercise 20% or more of the total voting power of all voting securities of the Company (each of (a)-(c), a “Warrant Price Adjustment Transaction”), then in each such case the Warrant Price shall be reduced by the Black-Scholes Warrant Value (as defined below) on a per share basis unless the Holder has made an election under Section 3.6.3 below in relation to the same Warrant Price Adjustment Transaction in which case the Warrant Price for the portion of this Warrant for which such election under Section 3.6.3 was made shall not be adjusted.
3.6.3Warrant Repurchase. Upon (a) the consummation of any Fundamental Transaction or (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becoming the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, of securities of the Company entitling such person or group to exercise 50% or more of the total voting power of all voting securities of the Company (each of (a) and (b), a “Repurchase Transaction”), at the request of the Holder delivered at any time during the period commencing on the earliest to occur of (i) the public disclosure of any Repurchase Transaction, (ii) the consummation of any Repurchase Transaction and (iii) the Holder first becoming aware of any Repurchase Transaction, in each case through the date that is 45 days after the public disclosure of the consummation of such Repurchase Transaction by the Company pursuant to a Current Report on Form 8-K filed with the Commission (the “3.6.3 Election Period” and, such an election, a “3.6.3 Election”), the Company (or the successor entity to the Company) shall purchase all or a portion of this Warrant requested by the Holder from the Holder by paying to the Holder, within five Trading Days after such request (or, if such request is given prior to the consummation of such Fundamental Transaction, on the effective date of (and subject to) the consummation of the Fundamental Transaction), cash in an amount equal to the Black-Scholes Warrant Value multiplied by the number of Warrant Shares for the portion of this Warrant which has been requested to be repurchased.
3.6.4Black-Scholes Warrant Value. “Black-Scholes Warrant Value” means the value of the right to exercise this Warrant in respect of each Warrant Share immediately prior to the consummation of the Fundamental Transaction, Warrant Price Adjustment Transaction or Repurchase Transaction, or at such other time as set forth herein as the case may be, based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”, obtained from the “OVME” function). For purposes of calculating such amount, (a) the price of each share of Common Stock shall be the greater of the volume weighted average price of the Common Stock as reported during the thirty (30) Trading Day period ending on the Trading Day prior to the effective date of the applicable event or the volume weighted average price of the Common Stock as reported during the Trading Day immediately preceding the effective date of consummation of the applicable event, (b) the assumed volatility shall be the greater of 100% or the 90 day volatility obtained from the HVT function on Bloomberg determined as of the Trading Day immediately prior to the day of the announcement of the applicable event, and (c) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of this Warrant.
3.6.5Subsequent Adjustments. The provisions of this Section 3.6 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of this Warrant.
3.7Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares of Common Stock issuable upon exercise of this Warrant, the Company shall give written notice thereof to the Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in this Section 3, the Company shall give written notice of the occurrence of such event to the Holder of this Warrant, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.
3.8No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares upon the exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 3, the Holder of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Holder.
3.9Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 3 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the intent and purpose of this Section 3, then, in each such case, upon written notice from the Holder to the Company of its good faith belief this Section 3.9 is applicable, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by this Warrant is necessary to effectuate the intent and purpose of this Section 3 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of this Warrant in a manner that is consistent with any adjustment recommended in such opinion.
3.10Voluntary Adjustment by Company. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date for a period of not less than twenty (20) Business Days, provided, however, that the Company shall provide at least twenty (20) days prior written notice of such reduction to the Holder of this Warrant.
3.11Warrant Floor Price. No adjustment pursuant to Section 3.1.2, Section 3.4, Section 3.6.2 or Sections 3.9 - 3.10 shall cause the Warrant Price to be less than $3.83 (as adjusted pursuant to Section 3.1.3 and Section 3.3) (“Warrant Floor Price”). Notwithstanding the foregoing, the Company may at its option seek stockholder approval to allow the Warrant Price to go below the Warrant Floor Price, and in the event that it does, nothing contained in this Section 3.11 shall apply and any adjustments that would otherwise have occurred in this Section 3 but for this Section 3.11 shall be deemed to have occurred immediately after the occurrence of such stockholder approval.
4. Transfer and Exchange of Warrant.
4.1New Warrants. This Warrant may be divided or combined with other warrants with identical terms (except as to warrant shares) upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.2, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for this Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfer or exchanges shall be dated the Initial Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
4.2Transfer of Warrants. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any related registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
4.3Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant.
4.4Service Charges. No service charge shall be made for any exchange or registration of transfer of this Warrant.
5. [reserved.]
6. Other Provisions Relating to Rights of Holder.
6.1No Rights as Stockholder. This Warrant does not entitle the Holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.
6.2Lost, Stolen, Mutilated, or Destroyed Warrants. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.
6.3Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of this Warrant. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of shares sufficient for the exercise in full of this Warrant, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 6.3 in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares. The Company covenants and agrees that upon the exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person. The Company covenants and agrees that all shares of Common Stock issuable upon exercise of this Warrant shall be approved for listing on Nasdaq, or, if that is not the principal trading market for the Common Stock at such time, such principal market on which the Common Stock is then traded or listed.

6.4Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
7. Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Warrant or such shares.
8. Miscellaneous Provisions.
8.1Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns.
8.2Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Holder to or on the Company shall be sufficiently given when so delivered if by email, hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed, as follows:
Lazydays Holdings, Inc.
4042 Park Oaks Blvd., Suite 350
Tampa, Florida 33610
Email: jnorth@lazydays.com; kporter@lazydays.com

8.3Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
8.4Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Holder of this Warrant any right, remedy, or claim under or by reason of this Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Holder of this Warrant.
8.5Counterparts. This Warrant may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. An electronic signature (including a “.pdf” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) to this Warrant shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such electronic (including “.pdf”) signature page were an original thereof.

8.6Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.
8.7Amendments. This Warrant may be amended only in a writing signed by the Company and the Holder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period as set forth herein, without the consent of the Holder.
8.8HSR Act. The Company and the Holder acknowledge that one or more filings, notifications, expirations of waiting periods, waivers and/or approvals under the HSR Act (defined below) or similar antitrust or competition laws of other jurisdictions may be necessary in connection with, and prior to, the exercise of this Warrant and the issuance of Warrant Shares. From and after the Initial Issue Date, the Holder will promptly notify the Company in writing if any such filing, notification, expiration of a waiting period, waiver and/or approval is required in connection with any anticipated exercise of this Warrant by the Holder. Notwithstanding anything to the contrary herein, any exercise of the Warrants shall be subject to such required applicable filing, notification, expiration of a waiting period, waiver and/or approval. To the extent requested by either the Company or the Holder from time to time following the Initial Issue Date, each of the Company and the Holder will use reasonable efforts to cooperate in making or causing to be made all necessary (if any) applications, submissions and filings under such laws in connection with, and prior to, the issuance of Warrant Shares. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
8.9Severability. This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
Appendix A — Notice of Exercise
Appendix B — Form of Assignment

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date first above written.
LAZYDAYS HOLDINGS, INC.
By:    /s/ John North
    Name: John North
    Title: Chief Executive Officer

[Signature Page to Warrant Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date first above written.

Blackwell Partners LLC – Series A
By: Coliseum Capital Management, LLC – Attorney-in-Fact

By:/s/ Adam Gray
Name: Adam Gray
Title: Managing Partner

[Signature Page to Warrant Agreement]

Appendix A
NOTICE OF EXERCISE
TO:    LAZYDAYS HOLDINGS, INC.
(1)    The undersigned hereby elects to exercise for _________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the Warrant Price in full, together with all applicable transfer taxes, if any.
(2)    Payment shall take the form of (check applicable box):
[ ] lawful money of the United States; or
[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2.
(3)    Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:
_______________________________
The Warrant Shares shall be delivered to the following DWAC Account Number:
_______________________________
_______________________________
_______________________________
(4)    Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.
[SIGNATURE OF HOLDER]
Name of Exercising Entity:
Signature of Authorized Signatory of Exercising Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

Appendix B
ASSIGNMENT FORM
(To assign all or a portion of the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant.)
FOR VALUE RECEIVED, [] Warrant Shares under the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	(Please Print)
Address:	(Please Print)
Phone Number:
Email Address:

Dated:                     ,
Holder’s Signature:
Holder’s Address: